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Exhibit 10.2                                                  Loan No. 99-407

                           SECOND AMENDED AND RESTATED
                                PROMISSORY NOTE A


$30,600,000.00                                                September 20, 2000


1.       Promise to Pay.

         FOR VALUE RECEIVED, BALANCED CARE REALTY AT STATE COLLEGE, INC., a Delaware corporation, BALANCED CARE REALTY AT ALTOONA, INC., a Delaware corporation, BALANCED CARE REALTY AT LEWISTOWN, INC., a Delaware corporation, BALANCED CARE REALTY AT READING, INC., a Delaware corporation, BALANCED CARE REALTY AT BERWICK, INC., a Delaware corporation, BALANCED CARE REALTY AT PECKVILLE, INC., a Delaware corporation, BALANCED CARE REALTY AT SCRANTON, INC., a Delaware corporation, BALANCED CARE REALTY AT MARTINSBURG, INC., a Delaware corporation, BALANCED CARE REALTY AT MAUMELLE, INC., a Delaware corporation, BALANCED CARE REALTY AT SHERWOOD, INC., a Delaware corporation, BALANCED CARE REALTY AT MOUNTAIN HOME, INC., a Delaware corporation and BALANCED CARE REALTY AT MANSFIELD, INC., a Delaware corporation (collectively "Maker"), each of which has its address c/o Balanced Care Corporation, 1215 Manor Drive, Mechanicsburg, Pennsylvania 17055, Attention: Clint Fegan, Chief Financial Officer, jointly and severally promises to pay to the order of HELLER HEALTHCARE FINANCE, INC., a Delaware corporation, and its successors and assigns ("Holder") the sum of Thirty Million Six Hundred Thousand and No/100 Dollars ($30,600,000.00), together with all other amounts added thereto pursuant to this Second Amended and Restated Promissory Note A ("this Note") or otherwise payable to Holder under the Loan Documents (as hereinafter defined), including, but not limited to, the "Exit Fee" as defined and set forth in the Loan Agreement (as hereinafter defined) (or so much thereof as may from time to time be outstanding), together with interest thereon as hereinafter set forth, all payable in lawful money of the United States of America (collectively, the "Loan"). Payments shall be made to Holder at 500 West Monroe Street, Attention:
Real Estate Financial Services, Chicago, Illinois 60661 (or such other address as Holder may hereafter designate in writing to Maker).

         This Note is secured by, among other things, the Mortgages encumbering the Project. This Note, the Second Amended and Restated Subordinated Promissory Note B made by Maker in favor of Holder dated the date hereof in the original principal amount of Six Million Four Hundred Thousand and No/100 Dollars



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($6,400,000.00) ("Note B"), the Promissory Note C made by Maker in favor of
Holder dated the date hereof in the original principal amount of Five Million and No/100 Dollars ($5,000,000.00) ("Note C"), the Mortgages, the Loan Agreement dated December 30, 1999, between Maker and Holder, as amended by the Amendment to Loan Documents dated April 27, 2000 between Maker and Holder and the Second Amendment to Loan Documents of even date herewith between Maker and Holder (as so amended, the "Loan Agreement") and any other documents evidencing or securing the Loan or executed in connection therewith, and any modification, renewal or extension of any of the foregoing are collectively called the "Loan Documents". Except as otherwise provided herein, capitalized terms used in this Note shall have the same meanings as are assigned to such terms in the Loan Agreement.

         This Note amends, restates and replaces in its entirety that certain Amended and Restated Promissory Note A dated April 27, 2000 in the principal amount of Thirty Thousand Six Hundred Thousand and No/100 Dollars ($30,600,000.00) made by Maker in favor of Holder (the "Original Note"). The execution and delivery of this Note shall not be deemed to be a novation of the indebtedness outstanding under the Original Note, but instead such indebtedness shall remain outstanding and now be evidenced by and repaid in accordance with this Note.

2.       Interest.

         So long as no Event of Default (as hereinafter defined) exists, interest shall accrue on the principal balance hereof from time to time outstanding and Maker shall pay interest thereon at a rate equal to a floating rate per annum equal to three and seventy-five hundredths percent (3.75%) plus the Base Rate (the aggregate rate referred to as the "Interest Rate"). "Base Rate" shall mean the rate published each business day in the Wall Street Journal for notes maturing three (3) months after issuance under the caption "Money Rates, London Interbank Offered Rates (LIBOR)". The Interest Rate for each calendar month shall be fixed based upon the Base Rate published prior to and in effect on the first (1st) business day of such month; provided, however, the Interest Rate from and including the date hereof through December 31, 1999 shall be fixed based upon the Base Rate in effect on December 30, 1999. Interest shall be calculated based on a 360 day year and charged for the actual number of days elapsed.



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3.       Payment.

                  (a) Commencing on February 1, 2000, Maker shall pay interest computed at the Interest Rate monthly in arrears on the first (1st) day of each month; provided, however, interest for the period from and after the date hereof through December 31, 1999, shall be paid in advance on the date hereof.

                  (b) In addition to monthly payments of interest, commencing November 20, 2000, and on the twentieth (20th) day after the end of each calendar month thereafter until the Repayment Date, Maker shall pay Holder one hundred percent (100%) of the Excess Cash Flow corresponding to such calendar month then ended, to be applied in repayment of the principal balance hereof.

                  (c) This Note shall be due and payable on or before December 31, 2001, or any earlier date on which this Note shall be required to be paid in full, whether by acceleration or otherwise (the "Maturity Date").

4.       Intentionally Omitted.

5.       Prepayment.

         Maker may prepay this Note in full or in part at any time; provided Maker gives Holder at least thirty (30) days prior written notice thereof and pays the Exit Fee (as defined in the Loan Agreement) then due Lender.

6.       Exit Fee.

         As additional consideration for entering into the Loan Agreement and making the Loan pursuant thereto, Borrower shall pay to Holder the Final Exit Fee and, if applicable, the Proportionate Exit Fees, all as provided in the Loan Agreement.

7.       Default.

         7.1. Events of Default.

         Any of the following shall constitute an "Event of Default" under this
Note: (a) failure to pay any amounts owed pursuant to this Note, Note B or Note C within ten (10) calendar days after such payment is due; or (b) the occurrence of any



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default under any of the other Loan Documents, which, continues uncured default beyond any applicable grace or cure period.

         7.2. Remedies.

         So long as an Event of Default remains outstanding: (a) interest shall accrue at a rate equal to the Interest Rate plus four percent (4%) per annum (the "Default Rate"); (b) Holder may, at its option and without notice (such notice being expressly waived), declare this Note immediately due and payable; and (c) Holder may pursue all rights and remedies available under the Mortgages or any other Loan Documents. Holder's rights, remedies and powers, as provided in this Note and the other Loan Documents, are cumulative and concurrent, and may be pursued singly, successively or together against Maker, any guarantor of the Loan, the security described in the Loan Documents, and any other security given at any time to secure the payment hereof, all at the sole discretion of Holder. Additionally, Holder may resort to every other right or remedy available at law or in equity without first exhausting the rights and remedies contained herein, all in Holder's sole discretion. Failure of Holder, for any period of time or on more than one occasion, to exercise its option to accelerate the Maturity Date shall not constitute a waiver of the right to exercise the same at any time during the continued existence of any Event of Default or any subsequent Event of Default.

         If any attorney is engaged: (i) to collect the Loan or any sums due under the Loan Documents, whether or not legal proceedings are thereafter instituted by Holder; (ii) to represent Holder in any bankruptcy, reorganization, receivership or other proceedings affecting creditors' rights and involving a claim under this Note; (iii) to protect the liens of any Mortgage or any of the Loan Documents; (iv) to represent Holder in any other proceedings whatsoever in connection with any Mortgage or any of the Loan Documents including post judgment proceedings to enforce any judgment related to the Loan Documents; or (v) in connection with seeking an out-of-court workout or settlement of any of the foregoing, then Maker shall pay to Holder all reasonable costs, attorneys' fees and expenses in connection therewith, in addition to all other amounts due hereunder.

8.       Late Charge.

         If payments of principal or interest due under this Note, or any other amounts due under the other Loan Documents, are not timely made and remain overdue for a period of ten (10) days, Maker, without notice or demand by Holder, promptly shall pay an



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amount ("Late Charge") equal to four percent (4%) of each delinquent payment.

9.       Governing Law; Severability.

         This Note shall be governed by and construed in accordance with the internal laws of the State of Illinois. The invalidity, illegality or unenforceability of any provision of this Note shall not affect or impair the validity, legality or enforceability of the remainder of this Note, and to this end, the provisions of this Note are declared to be severable.

10.      Waiver.

         Maker, for itself and all endorsers, guarantors and sureties of this Note, and their respective heirs, legal representatives, successors and assigns, hereby waives presentment for payment, demand, notice of nonpayment, notice of dishonor, protest of any dishonor, notice of protest and protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note, and agrees that their respective liability shall be unconditional and without regard to the liability of any other party and shall not be in any manner affected by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Holder. Maker, for itself and all endorsers, guarantors and sureties of this Note and their respective heirs, legal representatives, successors and assigns, hereby consents to every extension of time, renewal, waiver or modification that may be granted by Holder with respect to the payment or other provisions of this Note, and to the release of any makers, endorsers, guarantors or sureties, and their heirs, legal representatives, successors and assigns, and of any collateral given to secure the payment hereof, or any part hereof, with or without substitution, and agrees that additional makers, endorsers, guarantors or sureties and their heirs, legal representatives, successors and assigns, may become parties hereto without notice to Maker or to any endorser, guarantor or surety and without affecting the liability of any of them.

11.      Security, Application of Payments.

         This Note is secured by the liens, encumbrances and obligations created hereby and by the other Loan Documents and the terms and provisions of the other Loan Documents are hereby incorporated herein. Payments will be applied, at Holder's option, first to any fees, expenses or other costs Maker is obligated to pay under this Note or the other Loan Documents, second to current interest due on this Note, third to any past due



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interest payable under this Note, fourth to current interest due on Note B, fifth to any past due interest payable under Note B, sixth to interest payable under Note C, seventh to the outstanding principal balance of this Note, eighth to the outstanding principal balance of Note B, ninth to the outstanding principal balance of Note C, and tenth to the Exit Fee and the Additional Exit Fee; provided, however, that all interest on and the principal amount of Note C (and the Additional Exit Fee, if any) may be prepaid in whole or in part at any time, and the foregoing application of payments shall not apply, if Borrower designates in its notice required under Section 5 of Note C in connection with the prepayment of sums due under Note C that such prepayments should be applied solely to amounts due under Note C.

12.      Miscellaneous.

         12.1. Amendments.

         This Note may not be terminated or amended orally, but only by a termination or amendment in writing signed by Holder and Maker.

         12.2. Lawful Rate of Interest.

         In no event whatsoever shall the amount of interest paid or agreed to be paid to Holder pursuant to this Note or any of the Loan Documents exceed the highest lawful rate of interest permissible under applicable law. If, from any circumstances whatsoever, fulfillment of any provision of this Note and the other Loan Documents shall involve exceeding the lawful rate of interest which a court of competent jurisdiction may deem applicable hereto ("Excess Interest"), then ipso facto, the obligation to be fulfilled shall be reduced to the highest lawful rate of interest permissible under such law and if, for any reason whatsoever, Holder shall receive, as interest, an amount which would be deemed unlawful under such applicable law, such interest shall be applied to the Loan (whether or not due and payable), and not to the payment of interest, or refunded to Maker if such Loan has been paid in full. Neither Maker nor any guarantor, endorser or surety nor their heirs, legal representatives, successors or assigns shall have any action against Holder for any damages whatsoever arising out of the payment or collection of any such Excess Interest.

         12.3. Captions.

         The captions of the Paragraphs of this Note are for convenience of reference only and shall not be deemed to modify, explain, enlarge or restrict any of the provisions hereof.



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         12.4. Notices.

         Notices shall be given under this Note in conformity with the terms and conditions of the Loan Agreement.

         12.5. Intentionally Omitted.

         12.6. Time of Essence.

         Time is of the essence of this Note and the performance of each of the covenants and agreements contained herein.

13.      Intentionally Omitted.

14.      Sale of Loan.

         Holder, at any time and without the consent of Maker, may grant participations in or sell, transfer, assign and convey all or any portion of its right, title and interest in and to the Loan, this Note, the Mortgages and the other Loan Documents, any guaranties given in connection with the Loan and any collateral given to secure the Loan.

15.      Consent to Jurisdiction.

         MAKER HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS AND IRREVOCABLY AGREES THAT, SUBJECT TO HOLDER'S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS NOTE OR THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. MAKER EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. MAKER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON MAKER BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO MAKER, AT THE ADDRESS SET FORTH IN THIS NOTE AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.

16.      Jury Trial Waiver.

         MAKER, AND HOLDER BY ITS ACCEPTANCE OF THIS NOTE, HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS NOTE AND THE BUSINESS RELATIONSHIP THAT IS BEING ESTABLISHED. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY MAKER AND BY HOLDER, AND MAKER ACKNOWLEDGES THAT NEITHER HOLDER NOR ANY PERSON ACTING ON BEHALF OF HOLDER HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY



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JURY OR HAS TAKEN ANY ACTIONS WHICH IN ANY WAY MODIFY OR NULLIFY ITS EFFECT.
MAKER AND HOLDER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT MAKER AND HOLDER HAVE ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS NOTE AND THAT EACH OF THEM WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. MAKER AND HOLDER FURTHER ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED (OR HAVE HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL.

                         [signatures on following pages]




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         IN WITNESS WHEREOF, Maker has executed this Note or has caused the same to be executed by its duly authorized representatives as of the date first set forth above.


                                 MAKER:

                                 BALANCED CARE REALTY AT STATE
                                 COLLEGE, INC., a Delaware corporation

                                 By/s/Robin L. Barber
                                 Printed Name Robin L. Barber
                                 Its Vice President and Secretary

                                 BALANCED CARE REALTY AT ALTOONA,
                                 INC., a Delaware corporation

                                 By/s/Robin L. Barber
                                 Printed Name Robin L. Barber
                                 Its Vice President and Secretary

                                 BALANCED CARE REALTY AT LEWISTOWN,
                                 INC., a Delaware corporation

                                 By/s/Robin L. Barber
                                 Printed Name Robin L. Barber
                                 Its Vice President and Secretary

                                 BALANCED CARE REALTY AT READING,
                                 INC., a Delaware corporation

                                 By/s/Robin L. Barber
                                 Printed Name Robin L. Barber
                                 Its Vice President and Secretary

                                 BALANCED CARE REALTY AT BERWICK,
                                 INC., a Delaware corporation

                                 By/s/Robin L. Barber
                                 Printed Name Robin L. Barber
                                 Its Vice President and Secretary

                                 BALANCED CARE REALTY AT PECKVILLE,
                                 INC., a Delaware corporation

                                 By/s/Robin L. Barber
                                 Printed Name Robin L. Barber
                                 Its Vice President and Secretary



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                                 BALANCED CARE REALTY AT SCRANTON,
                                 INC., a Delaware corporation

                                 By/s/Robin L. Barber
                                 Printed Name Robin L. Barber
                                 Its Vice President and Secretary

                                 BALANCED CARE REALTY AT MARTINSBURG,
                                 INC., a Delaware corporation

                                 By/s/Robin L. Barber
                                 Printed Name Robin L. Barber
                                 Its Vice President and Secretary

                                 BALANCED CARE REALTY AT MAUMELLE,
                                 INC., a Delaware corporation

                                 By/s/Robin L. Barber
                                 Printed Name Robin L. Barber
                                 Its Vice President and Secretary

                                 BALANCED CARE REALTY AT SHERWOOD,
                                 INC., a Delaware corporation

                                 By/s/Robin L. Barber
                                 Printed Name Robin L. Barber
                                 Its Vice President and Secretary

                                 BALANCED CARE REALTY AT MOUNTAIN
                                 HOME, INC., a Delaware corporation

                                 By/s/Robin L. Barber
                                 Printed Name Robin L. Barber
                                 Its Vice President and Secretary

                                 BALANCED CARE REALTY AT MANSFIELD,
                                 INC., a Delaware corporation

                                 By/s/Robin L. Barber
                                 Printed Name Robin L. Barber
                                 Its Vice President and Secretary




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